SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                       [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement



[ ]    Confidential, for Use of the
       Commission Only (as
       permitted by Rule 14a-6(e)(2))



[ ]    Definitive Proxy Statement



[ ]    Definitive Additional Materials



[X]    Soliciting Material Pursuant
       to Sec. 240.14a-11(c) or
       Sec. 240.14a-12


Fidelity Investment Trust


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.



[ ]   Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

      (1)  Title of each class of
           securities to which
           transaction applies:



      (2)  Aggregate number of
           securities to which
           transaction applies:



      (3)  Per unit price or other
           underlying value of
           transaction
           computed pursuant to Exchange
           Act Rule 0-11:



      (4)  Proposed maximum aggregate
           value of transaction:



      (5)  Total Fee Paid:

[ ]   Fee paid previously with
      preliminary materials.



[ ]   Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

      (1)  Amount Previously Paid:



      (2)  Form, Schedule or
           Registration Statement No.:



      (3)  Filing Party:



      (4)  Date Filed:

[retail version]

FIDELITY FRANCE FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity France Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity France Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity France Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity France Fund must invest at least 65% of its assets in securities of French issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including France). The shareholders of Fidelity France Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please call a Fidelity Representative at 1-800-544-8888.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for Retail letter]

COMPARISON OF FUNDS

(as of December 31, 1999)

FUND            FIDELITY FRANCE FUND          FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of French issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $13.5 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Edzard              Thierry Serero

[premium version]

FIDELITY FRANCE FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity France Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity France Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity France Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity France Fund must invest at least 65% of its assets in securities of French issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including France). The shareholders of Fidelity France Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please call your Premium Services team at 1-800-544-4442, Monday through Friday, 8:00 a.m. to 8:00 p.m.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for premium letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY FRANCE FUND          FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of French issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $13.5 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Edzard              Thierry Serero

[NFCS version]

FIDELITY FRANCE FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity France Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity France Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity France Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity France Fund must invest at least 65% of its assets in securities of French issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including France). The shareholders of Fidelity France Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.
Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please contact your broker or financial representative.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for NFCS letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY FRANCE FUND          FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of French issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $13.5 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Edzard              Thierry Serero

[retail version]

FIDELITY GERMANY FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity Germany Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity Germany Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity Germany Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity Germany Fund must invest at least 65% of its assets in securities of German issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including Germany). The shareholders of Fidelity Germany Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please call a Fidelity Representative at 1-800-544-8888.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for Retail letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY GERMANY FUND         FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of German issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $29.3 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Edzard              Thierry Serero

[premium version]

FIDELITY GERMANY FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity Germany Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity Germany Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity Germany Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity Germany Fund must invest at least 65% of its assets in securities of German issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including Germany). The shareholders of Fidelity Germany Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please call your Premium Services team at 1-800-544-4442, Monday through Friday, 8:00 a.m. to 8:00 p.m.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for premium letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY GERMANY FUND         FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of German issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $29.3 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Edzard              Thierry Serero

[NFCS version]

FIDELITY GERMANY FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity Germany Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity Germany Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity Germany Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity Germany Fund must invest at least 65% of its assets in securities of German issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including Germany). The shareholders of Fidelity Germany Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please contact your broker or financial representative.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for NFCS letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY GERMANY FUND         FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of German issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $29.3 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Edzard              Thierry Serero

[retail version]

FIDELITY UNITED KINGDOM FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity United Kingdom Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity United Kingdom Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity United Kingdom Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity United Kingdom Fund must invest at least 65% of its assets in securities of British issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including the United Kingdom). The shareholders of Fidelity United Kingdom Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please call a Fidelity Representative at 1-800-544-8888.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for Retail letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY UNITED KINGDOM FUND  FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of British issuers.           securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $6.9 million                  $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Fred Gautier                  Thierry Serero

[premium version]

FIDELITY UNITED KINGDOM FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity United Kingdom Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity United Kingdom Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity United Kingdom Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity United Kingdom Fund must invest at least 65% of its assets in securities of British issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including the United Kingdom). The shareholders of Fidelity United Kingdom Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please call your Premium Services team at 1-800-544-4442, Monday through Friday, 8:00 a.m. to 8:00 p.m.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for premium letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY UNITED KINGDOM FUND  FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of British issuers.           securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $6.9 million                  $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Fred Gautier                  Thierry Serero

[NFCS version]

FIDELITY UNITED KINGDOM FUND

Dear Investor:

We are writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity United Kingdom Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity United Kingdom Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity United Kingdom Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity United Kingdom Fund must invest at least 65% of its assets in securities of British issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including the United Kingdom). The shareholders of Fidelity United Kingdom Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of the Fidelity Funds. If you have any questions, or would like to discuss your options further, please contact your broker or financial representative.

Sincerely,
Edward McCartney
Executive Vice President
Product Management and Development

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS (THE "PROXY STATEMENT") WHICH CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. THE PROXY STATEMENT WILL BE FILED SHORTLY WITH THE SEC AND WILL BE AVAILABLE, WITHOUT CHARGE, ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). PROXY STATEMENTS WILL BE MAILED TO INVESTORS WHO ARE SHAREHOLDERS OF THE FUND AS OF MAY 22, 2000.

[second side of page for NFCS letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY UNITED KINGDOM FUND  FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of British issuers.           securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $6.9 million                  $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Fred Gautier                  Thierry Serero

[FIIS Letterhead]

March XX, 2000

FIDELITY FRANCE FUND

Dear Shareholder:

I am writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity France Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity France Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity France Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity France Fund must invest at least 65% of its assets in securities of French issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including France). The shareholders of Fidelity France Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of Fidelity. If you have any questions, please call your financial advisor.
Sincerely,
Daniel T. Geraci
Executive Vice President
Distribution and Marketing Communications

NOT FDIC INSURED.  MAY LOSE VALUE. NO BANK GUARANTEE.

Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

Shareholders are urged to read the Proxy statement and Prospectus (the "Proxy Statement") which contains important information about the proposed merger. The Proxy Statement will be filed shortly with the SEC and will be available, without charge, on the SEC's Internet Web site (HTTP://WWW.SEC.GOV). Proxy Statements will be mailed to investors who are shareholders of the Fund as of May 22, 2000.

6i98438

[second page of letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY FRANCE FUND          FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of French issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $13.5 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Hartmann            Thierry Serero

[FIIS Letterhead]

March XX, 2000

FIDELITY GERMANY FUND

Dear Shareholder:

I am writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity Germany Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity Germany Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity Germany Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity Germany Fund must invest at least 65% of its assets in securities of German issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including Germany). The shareholders of Fidelity Germany Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of Fidelity. If you have any questions, please call your financial advisor.

Sincerely,
Daniel T. Geraci
Executive Vice President
Distribution and Marketing Communications

NOT FDIC INSURED.  MAY LOSE VALUE. NO BANK GUARANTEE.

Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

Shareholders are urged to read the Proxy statement and Prospectus (the "Proxy Statement") which contains important information about the proposed merger. The Proxy Statement will be filed shortly with the SEC and will be available, without charge, on the SEC's Internet Web site (HTTP://WWW.SEC.GOV). Proxy Statements will be mailed to investors who are shareholders of the Fund as of May 22, 2000.
6i98353

 [second page of letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY GERMANY FUND         FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of German issuers.            securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $29.3 million                 $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Alexandra Hartmann            Thierry Serero

[FIIS Letterhead]

March XX, 2000

FIDELITY UNITED KINGDOM FUND

Dear Shareholder:

I am writing to inform you that on January 20, 2000, the Board of Trustees approved a proposal to merge Fidelity United Kingdom Fund into Fidelity Europe Fund. The potential merger should result in operational efficiencies for the fund and related cost savings to current shareholders of the fund.

The proposed merger requires approval by shareholders of Fidelity United Kingdom Fund. A proxy statement providing more details of the proposed merger will be mailed in May 2000. We anticipate that the merger, if approved, should be completed by the end of July 2000. In anticipation of the merger, Fidelity United Kingdom Fund will close to all purchases (except dividend reinvestment) at the close of business on April 19, 2000. Please be aware that all automatic investment programs into the fund will terminate on this date.

We believe the merger is in the best interest of shareholders. The investment objective of each fund is long-term growth of capital. The principal difference between the funds is that Fidelity United Kingdom Fund must invest at least 65% of its assets in securities of British issuers, whereas Fidelity Europe Fund must invest 65% of its assets in securities of issuers in Europe, which is defined to include 29 different countries (including the United Kingdom). The shareholders of Fidelity United Kingdom Fund should benefit from the significantly lower annual operating expenses of Fidelity Europe Fund. The attached chart highlights key characteristics of both funds.

Thank you for your continued support of Fidelity. If you have any questions, please call your financial advisor.

Sincerely,
Daniel T. Geraci
Executive Vice President
Distribution and Marketing Communications

NOT FDIC INSURED.  MAY LOSE VALUE. NO BANK GUARANTEE.

Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

Shareholders are urged to read the Proxy statement and Prospectus (the "Proxy Statement") which contains important information about the proposed merger. The Proxy Statement will be filed shortly with the SEC and will be available, without charge, on the SEC's Internet Web site (HTTP://WWW.SEC.GOV). Proxy Statements will be mailed to investors who are shareholders of the Fund as of May 22, 2000.

6i98357

[second page of letter]

COMPARISON OF FUNDS
(as of December 31, 1999)

FUND            FIDELITY UNITED KINGDOM FUND  FIDELITY EUROPE FUND

OBJECTIVE       Long-term growth of capital   Long-term growth of capital

STRATEGY        (solid bullet) Normally       (solid bullet) Normally
                invests the fund's assets     invests the fund's assets
                primarily in common stocks    primarily in common stocks
                (solid bullet) Normally       (solid bullet) Normally
                invests at least 65% of the   invests at least 65% of the
                fund's assets in securities   fund's total assets in
                of British issuers.           securities of issuers that
                                              have their principal
                                              activities in Europe. Europe
                                              includes Austria, Belgium,
                                              Belarus, Bulgaria, the Czech
                                              Republic, Denmark, Estonia,
                                              Finland, France, Germany,
                                              Greece,
                                              Hungary, Ireland, Italy,
                                              Latvia, Lithuania,
                                              Luxembourg, the
                                              Nether-lands, Norway,
                                              Poland, Portugal, Russia,
                                              Slovakia, Slovenia, Spain,
                                              Sweden, Switzerland, Turkey,
                                              and the United Kingdom

NET ASSETS      $6.9 million                  $1,477.7 million

INCEPTION DATE  11/95                         10/86

FUND MANAGER    Fred Gautier                  Thierry Serero